Exhibit 31.2
CERTIFICATIONS
I, Mark Kociancic, certify that:
1.

I have reviewed this quarterly

report on Form 10-Q of Everest

Reinsurance Holdings, Inc.;
2.

Based on my knowledge, this report does not

contain any untrue statement

of a material fact or omit to
state a material fact necessary

to make the statements

made, in light of the circumstances under which
such statements were made,

not misleading with respect to the period covered

by this report;
3.

Based on my knowledge, the financial statements,

and other financial information included in this

report,
fairly present in all material respects

the financial condition, results of operations

and cash flows of the
registrant as of,

and for,

the periods presented in this report;
4.

The registrant’s

other certifying officer(s) and I are responsible for establishing and maintaining disclosure
controls and procedures

(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control
over financial reporting (as defined in Exchange

Act Rules 13a-15(f) and 15d-15(f)) for the registrant

and
have:
(a)

Designed such disclosure controls and

procedures, or caused such disclosure controls

and procedures
to be designed under our supervision, to ensure that material information relating to the

registrant,
including its consolidated subsidiaries, is

made known to us by others within those entities,
particularly during the period in which this report is being prepared;
(b)

Designed such internal control over

financial reporting, or caused such internal control

over financial
reporting to be designed under our supervision, to provide

reasonable assurance regarding

the
reliability of financial reporting and the preparation

of financial statements for external

purposes in
accordance with generally accepted

accounting principles;
(c)

Evaluated the effectiveness

of the registrant’s

disclosure controls and procedures

and presented in
this report our conclusions about the effectiveness

of the disclosure controls and procedures,

as of
the end of the period covered by this report

based on such evaluation; and
(d)

Disclosed in this report any change in the registrant’s

internal control over financial reporting

that
occurred during the registrant’s

most recent fiscal quarter (the registrant’s

fourth fiscal quarter in the
case of an annual report) that has materially

affected, or is reasonably likely

to materially affect, the
registrant’s

internal control over financial repor

ting; and
5.

The registrant’s

other certifying officer(s) and I have disclosed, based on

our most recent evaluation of
internal control over financial

reporting, to the registrant’s

auditors and the audit committee of the
registrant’s

board of directors (or persons

performing the equivalent functions):
(a)

All significant deficiencies and material weaknesses

in the design or operation of internal control

over
financial reporting which are reasonably

likely to adversely affect

the registrant’s

ability to record,
process, summarize and report financial

information; and
(b)

Any fraud, whether or not material,

that involves management or

other employees who have a
significant role in the registrant’s

internal control over financial reporting.
August 11, 2022
/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer